UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Amgen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SAMPLE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 22, 2013 at 11:00 A.M. Local Time of

AMGEN INC.

Four Seasons Hotel Westlake Village, Two Dole Drive, Westlake Village, CA 91362

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 10, 2013.

Please visit http://www.amstock.com/ProxyServices/Amgen, where the following materials are available for view:

Notice of 2013 Annual Meeting of Stockholders

Proxy Statement

Form Proxy Card

2012 Annual Report

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 21, 2013.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. If you wish to attend the Annual Meeting, please visit http://www.seeuthere.com/AnnualMeeting2013 to register.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions below.

TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

The Board of Directors recommends a vote “FOR” each listed nominee in Item #1.

1. To elect thirteen directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2014 annual meeting of stockholders. The nominees for election to the Board are:

NOMINEES:

Dr. David Baltimore

Mr. Frank J. Biondi, Jr.

Mr. Robert A. Bradway

Mr. François de Carbonnel

Dr. Vance D. Coffman

Mr. Robert A. Eckert

Dr. Rebecca M. Henderson

Mr. Frank C. Herringer

Dr. Tyler Jacks

Dr. Gilbert S. Omenn

Ms. Judith C. Pelham

Mr. Leonard D. Schaeffer

Dr. Ronald D. Sugar

Please note that you cannot use this notice to vote by mail.

The Board of Directors recommends a vote “FOR” each of Items #2, #3 and #4.

2. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2013.

3. Advisory vote to approve our executive compensation.

4. Approval of our proposed Amended and Restated 2009 Equity Incentive Plan.